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                                                                    EXHIBIT 32.1


                   CERTIFICATION OF CHIEF EXECUTIVE OFFICER OF
                       FIRST FORTIS LIFE INSURANCE COMPANY
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                    SS. 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of First Fortis Life Insurance Company (the "Company") on Form 10-K for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert B. Pollock, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 29, 2004

                                                 /s/ Robert B. Pollock
                                                 -------------------------------
                                                 Robert B. Pollock
                                                 President and Chief Executive
                                                 Officer